UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): September 8, 2004



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                 1-16383                   95-4352386
(State or other jurisdiction (Commission File Number)      (IRS Employer
       of incorporation)                              Identification Number)


                717 Texas Avenue
                   Suite 3100
                 Houston, Texas                                     77002
    (Address of principal executive offices)                     (Zip Code)


                                 (713) 659-1361
              (Registrant's telephone number, including area code)

ITEM 8.01.  Other Events.

On September 8, 2004, Cheniere Energy, Inc. issued a press release announcing that The Dow Chemical Company (Dow) had elected to proceed with its entire contracted capacity at the Freeport LNG Terminal as announced by Cheniere on February 26, 2004. Dow's agreement with Freeport LNG Development LP provides Dow 500 million cubic feet per day (mmcf/d) of processing capacity. Under an option that expired unexercised on August 31, 2004, Dow could have elected to reduce this quantity by up to 250 mmcf/d. Cheniere Energy is a 30 % limited partner in Freeport LNG Development LP. The press release is attached as Exhibit
99.1 to this report and is incorporated by reference into this Item 8.01.



ITEM 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1*             Press Release dated September 8, 2004.

                  _______________________________
                  * Filed Herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHENIERE ENERGY, INC.


         Date:  September 9, 2004             By:      /s/ Don A. Turkleson
                                              ----------------------------------
                                              Name:    Don A. Turkleson
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer